UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2013

Illumina, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35406	33-0804655
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, California		92122
(Address of principal executive offices)		(Zip Code)
(858) 202-4500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 27, 2013, Illumina, Inc. (the “Company”) entered into an Amendment to Rights Agreement (the “Amendment”), amending the Rights Agreement dated as of January 26, 2012, by and between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agreement”). The Amendment changed the “Final Expiration Date” (as defined in the Rights Agreement) from January 26, 2017 to March 27, 2013. Accordingly, the Series A Junior Participating Preferred Stock purchase rights granted under the Rights Agreement (the “Rights”) expired at 5:00 p.m., New York City  time on March 27, 2013, and the Rights Agreement terminated as of that time and is of no further force and effect.  The foregoing description of Amendment is qualified in its entirety by reference to the copy of the Amendment filed as Exhibit 4.1 and incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

The information required by this item is included in Item 1.01 above and incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Security Holders.

The information required by this item is included in Item 1.01 above and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Amendment and the termination of the Rights Agreement, the Company has filed with the Secretary of State of the State of Delaware a Certificate of Elimination of the Certificate of Designation of Series A Junior Participating Preferred Stock (the “Certificate of Elimination”) eliminating the Certificate of Designation with respect to the Company’s Series A Junior Participating Preferred Stock which was issuable, under certain circumstances, upon exercise of the Rights.

The foregoing description of the Certificate of Elimination is qualified in its entirety by reference to the copy of the Certificate of Elimination filed as Exhibit 3.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

3.1	Certificate of Elimination, dated March 27, 2013, relating to the Series A Junior Participating Preferred Stock

4.1	Amendment to Rights Agreement, dated as of March 27, 2013, between the Company and Computershare Trust Company, N.A., as Rights Agent

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	March 28, 2013	By:	/s/ Christian C. Cabou
Christian C. Cabou
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Elimination, dated March 27, 2013, relating to the Series A Junior Participating Preferred Stock

4.1	Amendment to Rights Agreement, dated as of March 27, 2013, between the Company and Computershare Trust Company, N.A., as Rights Agent